UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________________________________________________________________

Date of Report (Date of earliest event reported): June 1, 2023
BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11083	04-2695240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    300 Boston Scientific Way, Marlborough, Massachusetts                 01752-1234
    (Address of principal executive offices)                           (Zip Code)

(508) 683-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BSX	New York Stock Exchange
0.625% Senior Notes due 2027	BSX27	New York Stock Exchange
5.50% Mandatory Convertible Preferred Stock, Series A, par value $0.01 per share	BSX PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events.

On June 1, 2023 (the “Mandatory Conversion Date”), all outstanding shares of 5.50% Mandatory Convertible Preferred Stock, Series A, par value $0.01 per share (the “Preferred Stock”) of Boston Scientific Corporation (the “Company”) automatically converted into shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, pursuant to the Certificate of Designations for the Preferred Stock. No action by the holders of Preferred Stock was required in connection with the mandatory conversion. The conversion rate for each share of Preferred Stock was 2.3834 shares of Common Stock. Cash was paid in lieu of fractional shares in accordance with the terms of the Preferred Stock. An aggregate of approximately 24 million shares of Common Stock, including shares of Common Stock issued to holders of Preferred Stock that elected to convert prior to the Mandatory Conversion Date, were issued upon conversion of the Preferred Stock. Following the mandatory conversion of the Preferred Stock, there were no outstanding shares of Preferred Stock.

In connection with the mandatory conversion of the Preferred Stock, the Company notified the New York Stock Exchange (“NYSE”) of the conversion and requested that the NYSE file with the Securities and Exchange Commission a notification on Form 25 to report the delisting of the Preferred Stock from the NYSE and to deregister the Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 6, 2023	BOSTON SCIENTIFIC CORPORATION

		By:	/s/ Susan Thompson
Susan Thompson
Vice President, Chief Corporate Counsel, and Assistant Secretary